UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 20, 2004

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (573) 785-1421

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ITEM 7.   EXHIBITS

              (c) Exhibits

                   Exhibit 99 - Press Release, dated April 20, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 20, 2004, the Registrant issued a press release announcing its net income for the third quarter of fiscal year 2004. A copy of the press release, including unaudited condensed financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date:	April 22, 2004	By:	/s/ Greg A. Steffens Greg A. Steffens President

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